SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 16, 2003

                                TIME WARNER INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     1-15062                13-4099534
          ---------------------------------------------------------------
     (State or other jurisdiction     (Commission            (I.R.S. Employer
       of incorporation)               File Number)          Identification No.)


                 75 Rockefeller Plaza, New York, New York 10019
                 ----------------------------------------------
              (Address of principal executive offices) (zip code)


                                  212 484-8000
                                  ------------
              (Registrant's telephone number, including area code)


                              AOL Time Warner Inc.
                              --------------------
          (Former name or former address, if changed since last report)


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Item. 5. Other Events.

On October 16, 2003, the registrant changed its name from AOL Time Warner Inc. to Time Warner Inc. The change was effected pursuant to Section 253 of the General Corporation Law of the State of Delaware by the merger of a wholly owned subsidiary into the registrant. The registrant was the surviving corporation and, pursuant to the merger, its name was changed to Time Warner Inc. The registrant's common stock now trades on the New York Stock Exchange under the symbol "TWX" and has been assigned the CUSIP number 887317 10 5.

In addition, effective on October 16, 2003, the Delaware corporation formerly named Time Warner Inc. (SEC File No. 1-12259), a subsidiary of the registrant, changed its name to Historic TW Inc.

Item 7. Exhibits.

Exhibit           Description
-------           -----------

3.1 Certificate of Ownership and Merger merging a wholly owned subsidiary into AOL Time Warner Inc. pursuant to Section 253 of the General Corporation Law of the State of Delaware.







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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TIME WARNER INC.


                                            By: /s/ Wayne H. Pace
                                              ----------------------------
                                             Name:  Wayne H. Pace
                                             Title: Executive Vice President and
                                                    Chief Financial Officer



Date: October 16, 2003



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                                 EXHIBIT INDEX


Exhibit           Description
-------           -----------

3.1 Certificate of Ownership and Merger merging a wholly owned subsidiary into AOL Time Warner Inc. pursuant to Section 253 of the General Corporation Law of the State of Delaware.